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                                                                 Exhibit 10.5(b)

                                [AMR LETTERHEAD]




                                  July 30, 2002


Mr. Bryan Bedford
President and CEO
Chautauqua Airlines, Inc.
Indianapolis International Airport
Suite 160
2500 High School Road
Indianapolis, IN 46241

         Re:    Letter Agreement

Dear Mr. Bedford:

         This Letter Agreement ("Letter Agreement"), effective as of the date hereof, evidences the understanding of AMR Corporation. ("AMR") and Chautauqua Airlines, Inc. ("Chautauqua") regarding the transactions set forth herein (the "Transactions") pending the negotiation and execution of expanded documentation for such Transactions.

         1.       GENERAL TERMS.

                  A. AMR and Chautauqua will amend the existing Amended and Restated American Connection Air Services Agreement, dated as of June 12, 2002, between AMR and Chautauqua (the "Agreement") as follows:

                           (i) AMR may, from time to time and at any time, as it determines in its sole discretion, remove or add the AA flight designator from or to some or all of the Feeder Air Service Flights (as defined in the Agreement) of Chautauqua, provided that it provides Chautauqua with the right, subject to the terms and conditions of this Letter Agreement, to operate such Feeder Air Service Flights under an alternative flight designator. AMR's present intent is (a) to remove the AA flight designator from a substantial number, if not all, of Chautauqua's Feeder Air Service Flights, (b) to enter into an agreement with a cooperating American Connection carrier (a "Cooperating Carrier") whereby American Airlines, Inc. ("American") will be able to place on certain American Airlines' flights the designator code of the Cooperating Carrier, and (c) to facilitate an

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                           appropriate agreement between the Cooperating Carrier
         and Chautauqua pursuant to which Chautauqua will be provided with the right to put the designator code of the Cooperating Carrier on the Feeder Air Service Flights of Chautauqua and will agree to do so subject to the terms and conditions provided herein;

                           (ii) Chautauqua shall operate the Feeder Air Service Flights only (a) under the AA flight designator code (where AMR requests such flight designator be used) or (b) under flight designator codes approved by AMR as provided herein. AMR will approve at least one flight designator code under which Chautauqua may operate its Feeder Air Service Flights, but such approval may require Chautauqua to enter into a Codeshare Agreement (as defined below) with a Cooperating Carrier; and

                           (iii) All other provisions of the Air Services Agreement, including but not limited to each party's obligations to make payments and provide services thereunder, shall remain in full force and effect.

                  B. If requested by one or more Cooperating Carriers to enter into a codeshare agreement (a "Codeshare Agreement") with such Cooperating Carriers allowing such Cooperating Carriers to place their flight designators on the Feeder Air Service Flights operated by Chautauqua, Chautauqua shall negotiate a Codeshare Agreement with each such Cooperating Carrier. Chautauqua's obligation to enter into a Codeshare Agreement with a Cooperating Carrier shall be conditioned on such Codeshare Agreement including the following terms and conditions:

         (i) Indemnification by Chautauqua of the Cooperating Carrier for all claims arising from the transport of passengers by Chautauqua under the applicable Codeshare Agreement, except to the extent such claims arise as a result of the gross negligence or willful misconduct of the Cooperating Carrier;
         (ii) Indemnification by the Cooperating Carrier of Chautauqua for all claims arising from the willful misconduct or negligent acts or omissions of the Cooperating Carrier and for breach of the Cooperating Carrier's representations and warranties under the Codeshare Agreement;
         (iii) Common ticket stock to be used for all ticketing for all seats sold under such Codeshare Agreement;
         (iv) The Cooperating Carrier will have no financial claim to revenues from Codeshare Agreement tickets flown on Chautauqua;
         (v) Apportionment of revenue for tickets with any other carrier's flight designator will be done in accordance with each carrier's Air Services Agreement, or related document, with AMR or American Airlines, Inc. or as otherwise agreed upon in writing by the parties;

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Chautauqua Airlines, Inc.
July 30, 2002
Page 3

         (vi) The term of such Codeshare Agreement shall be three years from the date hereof, provided that in the event of a termination of the Agreement for any reason, the Codeshare Agreement shall terminate concurrently therewith;
         (vii) The Cooperating Carrier shall not prohibit Chautauqua from placing other flight designators on its flights carrying the code of another carrier;
         (viii) The Cooperating Carrier shall have no right to set fares for flights operated by Chautauqua;.
         (ix) The Codeshare Agreement shall not modify any provisions of the Agreement; and
         (x) The Codeshare Agreement shall not place any obligations on Chautauqua that are more onerous than those under the Agreement.

         2. ADDITIONAL DOCUMENTATION. This Letter Agreement sets forth the essential terms and conditions, but not every term and condition, with respect to the Transactions. This Letter Agreement is intended to serve as a binding interim agreement and a guide in the negotiation of the amendment to the Agreement, and any related documentation (the "Additional Documentation"). After the execution of this Letter Agreement by AMR and Chautauqua, the undersigned will proceed to negotiate the Additional Documentation. Each of AMR and Chautauqua will each engage in good faith negotiations with the other and use its reasonable efforts to execute, as soon as practicable, the Additional Documentation for the Transactions before August 15, 2002.

         3. CONFIDENTIALITY. The parties hereto agree that, until entry into the Additional Documentation, the terms of Article 11 of the Agreement (Confidentiality) shall apply to the terms of the Transaction and to the information to be exchanged by the parties, provided that to the extent required by law, including in connection with the filing of a registration statement by Republic Airways Holdings, Inc., Chautauqua may disclose, without redaction, the terms and conditions of this Letter Agreement.

         4. COSTS. AMR shall bear the reasonable costs of any systems development required to implement the Transactions. Each party shall bear its own costs and expenses of negotiating and documenting the Transactions.

         5. BINDING LETTER. Notwithstanding the fact that Additional Documentation has not yet been executed, the parties intend for this Letter Agreement to be binding upon each of the parties hereto and shall only terminate upon termination of the Agreement.

         6. INDEPENDENT CONTRACTOR. Each party is an independent contractor working for itself and this Letter shall not constitute or be considered to create a partnership, joint venture, agency, fiduciary, work-for-hire, or employee-employer relationship between the parties.

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Chautauqua Airlines, Inc.
July 30, 2002
Page 4


         7. ASSIGNMENT. Neither of the undersigned may assign or otherwise convey this Letter Agreement or any of its rights and obligations hereunder, to any third party without the prior written consent of the other party, which may be withheld in such party's sole discretion, and any such attempted assignment without consent shall be void. This Letter Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of each party hereto.

         8. NOTICE AND GOVERNING LAW. The Notice and Governing Law provisions of the Agreement shall be incorporated in, and applicable to, this Letter Agreement as if spelled out herein.

         9. ENTIRE AGREEMENT. This Letter Agreement and the Agreement, as amended hereby, constitute the entire agreement between the parties, and supersede any and all previous representations, understanding, discussions or agreements between the parties, with respect to the subject matter of this Letter Agreement and the Agreement and may only be amended by an instrument in writing signed by the parties.

         10. COUNTERPARTS. This Letter Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

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Chautauqua Airlines, Inc.
July 30, 2002
Page 5


         Please confirm your agreement to and acceptance of the foregoing by signing the original of this Letter Agreement and returning a copy of the fully executed instrument to the undersigned via facsimile and one fully executed original to the undersigned via overnight courier.


                                           Very truly yours,

                                           AMR CORPORATION


                                           By: /s/ Kenneth Wimberley
                                              --------------------------------
                                           Name: Kenneth Wimberley
                                                ------------------------------
                                           Title: Asst. Corporate Secretary
                                                 -----------------------------




ACKNOWLEDGED, AGREED AND ACCEPTED
THIS        DAY OF JULY, 2002:

CHAUTAUQUA AIRLINES, INC.



By: /s/ Bryan Bedford
   -------------------------------
Name: Bryan Bedford
     -----------------------------
Title: President and CEO
      ----------------------------